UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2014

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On September 9, 2014, (a) CenterPoint Energy, Inc. (“CenterPoint”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into a Third Amendment to Credit Agreement (the “CenterPoint Amendment”), amending CenterPoint’s Credit Agreement dated as of September 9, 2011 (as amended by the First Amendment thereto dated April 11, 2013 and the Second Amendment thereto dated September 9, 2013, the “CenterPoint Credit Agreement”), (b) CenterPoint’s indirect, wholly-owned subsidiary, CenterPoint Energy Houston Electric, LLC (“CEHE”), JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto entered into a Second Amendment to Credit Agreement (the “CEHE Amendment”), amending CEHE’s Credit Agreement dated as of September 9, 2011 (as amended by the First Amendment thereto dated September 9, 2013, the “CEHE Credit Agreement”) and (c) CenterPoint’s indirect, wholly-owned subsidiary, CenterPoint Energy Resources Corp. (“CERC”), Citibank, N.A., as administrative agent, and the banks party thereto entered into a Third Amendment to Credit Agreement (the “CERC Amendment” and together with the CenterPoint Amendment and the CEHE Amendment, the “Amendments”), amending CERC’s Credit Agreement dated as of September 9, 2011 (as amended by the First Amendment thereto dated April 11, 2013 and the Second Amendment thereto dated September 9, 2013, the “CERC Credit Agreement” and together with the CenterPoint Credit Agreement and the CEHE Credit Agreement, the “Credit Agreements”).

The Amendments, among other things, extend the maturity date of the commitments under the Credit Agreements from September 9, 2018 to September 9, 2019. The Amendments also reduce the swingline and letter of credit sub-facilities under each Credit Agreement, with the total commitments under each Credit Agreement remaining unchanged.

The Amendments are filed as Exhibits 4.1, 4.2 and 4.3 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Amendments.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	Third Amendment to Credit Agreement, dated September 9, 2014, by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	Second Amendment to Credit Agreement, dated September 9, 2014, by and among CenterPoint Energy Houston Electric, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.3	Third Amendment to Credit Agreement, dated September 9, 2014 by and among CenterPoint Energy Resources Corp., Citibank, N.A., as administrative agent, and the banks party thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: September 10, 2014	By:	/s/ Kristie Colvin
Kristie Colvin
Senior Vice President and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: September 10, 2014	By:	/s/ Kristie Colvin
Kristie Colvin
Senior Vice President and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: September 10, 2014	By:	/s/ Kristie Colvin
Kristie Colvin
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

4.1	Third Amendment to Credit Agreement, dated September 9, 2014, by and among CenterPoint Energy, Inc., JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.2	Second Amendment to Credit Agreement, dated September 9, 2014, by and among CenterPoint Energy Houston Electric, LLC, JPMorgan Chase Bank, N.A., as administrative agent, and the banks party thereto.

4.3	Third Amendment to Credit Agreement, dated September 9, 2014 by and among CenterPoint Energy Resources Corp., Citibank, N.A., as administrative agent, and the banks party thereto.